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                                                                  EXHIBIT 10.1.1
                                                                  --------------

                                FIRST AMENDMENT


     This Amendment is incorporated in and made a part of that certain lease dated November 1, 1996, between Bernardo View Ltd., the Lessor and Synbiotics Corporation, the Lessee. The following represents the Amendment:

     1)   Tenant Improvement Allowance:
          -----------------------------

          Lessor and Lessee have agreed to increase paragraph 56 of the Lease Addendum to $73,385.05, with all terms and conditions being the same, except completion is now August 31, 1997. Lessor, at Lessor's expense shall be responsible to improve downstairs restroom and main restroom upstairs, if required by building permit, to accommodate and ADA issue. Additionally, Lessor shall accommodate, if required, any parking lot issues related to ADA only Lessee shall be responsible for all other building issues, including but not limited to toxic waste, outside storage, other ADA issues, etc.

     2)   Premises:
          ---------

          Per paragraph 1.2(a) of the Lease, Lessee has agreed to lease entire building of approximately 25,8000 square feet.

     3)   Term:
          -----

          The Lease term for the entire building shall commence May 15, 1997 and expire May 31, 2002.

     4)   Base Rent:
          ----------

          The base rent commencing on May 15, 1997 shall be Sixteen Thousand Seven Hundred Seventy Dollars & 00/100 ($16,770.00) per month per paragraph 1.5 of the Lease.

     5.   Lessee's Share of Common Area:
          ------------------------------

          Per paragraph 1.6(a) of the Lease, Lessee's prorate share shall increase to thirty-seven point one percent (37.10%).

     6)   Real Estate Brokers:
          --------------------

          Per paragraph 1.10(a), The Sanders Company is the Broker of Record.



IN WITNESS WHEREOF, the parties have executed this Amendment.


BERNARDO VIEW LTD.


By  /s/ William Brehm
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SYNBIOTICS CORPORATION, a California Corporation


By  /s/ Michael Green
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